Exhibit 99.2

2 FORWARD-LOOKING STATEMENTS © 2017 HURON CONSULTING GROUP INC. AND AFFILIATES Statements in this presentation that are not historical in nature, including those concerning the company’s current expectations about its future requirements and needs, are “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “provides,” “anticipates,” “assumes,” “can,” “will,” “meets,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates,” “plans,” “continues,” or “outlook” or similar expressions. These forward-looking statements reflect our current expectations about our future requirements and needs, results, levels of activity, performance, or achievements. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation: failure to achieve expected utilization rates, billing rates and the number of revenue-generating professionals; inability to expand or adjust our service offerings in response to market demands; our dependence on renewal of client-based services; dependence on new business and retention of current clients and qualified personnel; failure to maintain third-party provider relationships and strategic alliances; inability to license technology to and from third parties; the impairment of goodwill; various factors related to income and other taxes; difficulties in successfully integrating the businesses we acquire and achieving expected benefits from such acquisitions; failure to complete the pending acquisition of Innosight or any material delay in the timing of such acquisition; risks relating to privacy, information security, and related laws and standards; and a general downturn in market conditions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, including, among others, those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015, that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. We disclaim any obligation to update or revise any forward-looking statements as a result of new information or future events, or for any other reason.

AGENDA 3 © 2017 HURON CONSULTING GROUP INC. AND AFFILIATES 1 Preliminary Unaudited 2016 Results 2 Innosight Introduction 3 2017 Outlook

PRELIMINARY UNAUDITED 2016 RESULTS 1

5 FINANCIAL UPDATE PRELIMINARY UNAUDITED 2016 RESULTS(1) © 2017 HURON CONSULTING GROUP INC. AND AFFILIATES (1) The company’s results are preliminary and unaudited and may vary from preliminary estimates after the completion of customary year-end processes and reviews. (2) See accompanying appendix for reconciliations of adjusted EBITDA and adjusted diluted earnings per share, which are non-GAAP measures, to the most comparable GAAP measures. • Revenues for full year 2016 are expected to increase 3.9% to $726.3 million compared to $699.0 million for full year 2015 Revenue • Adjusted EBITDA for full year 2016 is expected to be $128.5 million compared to $139.3 million for full year 2015 Adjusted EBITDA (2) • Adjusted diluted earnings per share from continuing operations for full year 2016 is expected to increase 7.4% to $3.21 compared to $2.99 for full year 2015 Adjusted EPS (2)

INNOSIGHT INTRODUCTION 2

3 global locations with offices in the U.S., Singapore and Switzerland Named one of Forbes’ America’s Best Management Consulting Firms 90+ employees who help clients transform for the future Ranked in the Vault Consulting 50 in 2017 7 INTRODUCING INNOSIGHT © 2017 HURON CONSULTING GROUP INC. AND AFFILIATES + A global strategy consulting firm entirely focused on growth transformation + Founded in 2000 by renowned strategists Mark Johnson and Clayton Christensen, a Harvard Business School Professor, author and the world’s foremost authority on disruptive innovation

8 © 2017 HURON CONSULTING GROUP INC. AND AFFILIATES Create Growth Strategies Build Innovation Capabilities Accelerate New Growth Initiatives HELPING CLIENTS ACHIEVE REPEATABLE AND SUSTAINABLE BUSINESS GROWTH & INNOVATION A PURE-PLAY FOCUS ON THREE CORE CAPABILITIES

9 STRONG TRACK RECORD OF DIVERSIFIED GROWTH © 2017 HURON CONSULTING GROUP INC. AND AFFILIATES + 20% annualized revenue growth rate since 2013 + Profitable business model with EBITDA margins exceeding 20% since 2014 (1) 31% 25% 15% 12% 6% 5% 3% 3% Revenue by Industry(1) Life Sciences Manufacturing Healthcare - Payer Infrastructure, Telecom & IT Energy, Oil & Gas Financial Services Consumer Products Other (1) Represents revenue generated in 2014 to YTD Nov-16

10 Strengthens Huron’s ability to lead comprehensive transformation for our clients to help them stay competitive in disrupted and/or rapidly evolving industries Combines actionable growth and innovation strategies with deep industry and operational expertise to provide services from planning to execution Accelerates clients’ strategic transformations and innovations by creating aligned and sustainable teams, cultures and organizations Advances Huron’s enterprise strategy of combining broad capabilities with deep industry expertise and leveraging collaboration to drive a competitive advantage in the markets we serve +

11 TRANSACTION SUMMARY © 2017 HURON CONSULTING GROUP INC. AND AFFILIATES (1) This non-GAAP adjusted diluted earnings per share estimate cannot be reconciled to GAAP diluted earnings per share because the impact of acquisition related adjustments on earnings, as required by GAAP, cannot be reasonably estimated as the information needed is not currently available. • $100 million at closing: $90 million in cash and $10 million in Huron common stock • Contingent consideration of up to $35 million based on achievement of certain financial metrics over a four-year period Purchase Price • Expected to be accretive to 2017 adjusted diluted earnings per share in a range of $0.08 - $0.10, net of deal costs and prorated for 10 months(1)Accretion • March 2017 pending customary closing conditions Conditions & Timing

2017 OUTLOOK 3

13 2017 OUTLOOK © 2017 HURON CONSULTING GROUP INC. AND AFFILIATES (1) See accompanying appendix for reconciliations of adjusted EBITDA and adjusted diluted earnings per share, which are non-GAAP measures, to the most comparable GAAP measures. (2) Free cash flow, a non-GAAP measure, is defined as cash from operations of $115-125 million, minus capital expenditures of $25 million. (3) The 2017 guidance presented above includes the results of Innosight. • $750.0 to $790.0 millionRevenue • $112.5 to $124.5 millionAdjusted EBITDA (1) • $2.40 to $2.70Adjusted EPS (1) • $90.0 to $100.0 millionFree Cash Flow (2)

14 . APPENDIX

In evaluating the company’s financial performance and outlook, management uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, adjusted EBITDA as a percentage of revenues, adjusted net income from continuing operations, adjusted diluted earnings per share from continuing operations and free cash flow, which are non-GAAP measures. Our management uses these non-GAAP financial measures to gain an understanding of our comparative operating performance (when comparing such results with previous periods or forecasts). These non-GAAP financial measures are used by management in their financial and operating decision making because management believes they reflect our ongoing business in a manner that allows for meaningful period- to-period comparisons. Management also uses these non-GAAP financial measures when publicly providing our business outlook, for internal management purposes, and as a basis for evaluating potential acquisitions and dispositions. We believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Huron’s current operating performance and future prospects in the same manner as management does, if they so choose, and in comparing in a consistent manner Huron’s current financial results with Huron’s past financial results. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States. 15 RECONCILIATIONS OF NON-GAAP MEASURES TO COMPARABLE GAAP MEASURES

16 RECONCILIATIONS OF NON-GAAP MEASURES RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS TO ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (IN MILLIONS) 2012 2013 2014 2015 2016 2017 Guidance Low High Revenues $ 441 $ 538 $ 628 $ 699 $ 726 $ 750 $ 790 Net income from continuing operations $ 17 $ 52 $ 47 $ 62 $ 40 $ 18 $ 25 Add back: Income tax expense 14 32 32 21 20 13 18 Interest & other expenses 8 6 9 20 15 18 18 Depreciation & amortization 14 13 21 42 46 63 63 EBITDA 53 103 109 145 121 112 124 Add back: Restatement related expenses 2 - - - - - - Restructuring charges 3 1 3 3 10 - - Goodwill impairment 13 - - - - - - Litigation and other (gains) losses 1 (6) (1) (9) (2) - - Adjusted EBITDA $ 72 $ 98 $ 111 $ 139 $ 129 $ 112 $ 124 Adjusted EBITDA % 16.4% 18.2% 17.6% 19.9% 17.7% 15.0% 15.8%

17 RECONCILIATIONS OF NON-GAAP MEASURES RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS TO ADJUSTED NET INCOME FROM CONTINUING OPERATIONS (IN MILLIONS, EXCEPT EARNINGS PER SHARE) 2017 Guidance 2012 2013 2014 2015 2016 Low High Net income from continuing operations $ 17 $ 52 $ 47 $ 62 $ 40 $ 18 $ 25 Weighted average shares - diluted 22 23 23 23 21 22 22 Diluted earnings per share (EPS) $ 0.77 $ 2.26 $ 2.05 $ 2.74 $ 1.84 $ 0.85 $ 1.15 Add back: Amortization of intangible assets 5 3 9 28 33 47 47 Restatement related expenses 2 - - - - - - Restructuring charges 3 1 3 3 10 - - Goodwill impairment 13 - - - - - - Litigation and other (gains) losses 1 (6) (1) (9) (2) - - Non-cash interest on convertible notes - - 2 7 7 8 8 Tax effect (9) 1 (5) (12) (19) (21) (21) Total adjustments, net of tax 15 (1) 8 17 29 34 34 Net tax benefit related to "check-the-box" election - - 1 (12) - - - Adjusted net income from continuing operations $ 32 $ 51 $ 56 $ 67 $ 69 $ 52 $ 59 Weighted average shares - diluted 22 23 23 23 21 22 22 Adjusted diluted EPS from continuing operations $ 1.41 $ 2.22 $ 2.45 $ 2.99 $ 3.21 $ 2.40 $ 2.70